                     COLUMBIA FUNDS VARIABLE INSURANCE TRUST
                       COLUMBIA ASSET ALLOCATION FUND, VS
                                  (THE "FUND")
                SUPPLEMENT TO THE PROSPECTUSES DATED MAY 1, 2006
                (REPLACING THE SUPPLEMENT DATED OCTOBER 13, 2006)

          The paragraphs describing the portfolio managers for the small cap growth stock sleeve of the Fund under the section TRUST MANAGEMENT
     ORGANIZATIONS: PORTFOLIO MANAGERS are restated in their entirety to reflect the addition of Mr. Christian Pineno as lead manager of that sleeve. Additionally, the paragraphs within the same section describing the portfolio managers for the mid cap growth stocks are restated in their entirety to reflect the current management of that team.:

SMALL CAP GROWTH STOCKS

          CHRISTIAN PINENO, a portfolio manager of Columbia Advisors, is the lead manager for the portion of the Fund allocated to the small cap growth stocks category. Mr. Pineno assumed his present responsibilities with respect to the Fund in October, 2006. Previously, Mr. Pineno served as lead manager of the small cap growth sleeve of the Fund from June, 2005 to December, 2005. Mr. Pineno has been associated with Columbia Advisors or its predecessors since July, 1995.

          DANIEL H. COLE, a portfolio manager of Columbia Advisors, is a manager for the portion of the Fund allocated to the small cap growth stocks category and has co-managed that portion of the Fund since June, 2005. Mr. Cole has been associated with Columbia Advisors or its predecessors since September, 2001. Prior to September, 2001, Mr. Cole was a portfolio manager and analyst with Neuberger Berman, LLC from July, 1999 to September, 2001.

          DANIELE M. DONAHOE, a portfolio manager of Columbia Advisors, is a manager for the portion of the Fund allocated to the small cap growth stocks category and has co-managed that portion of the Fund since December, 2005. Ms. Donahoe has been associated with Columbia Advisors or its predecessors since July, 2002. Prior to joining, Ms. Donahoe was an associate in the equity research department at Citigroup from 1999 to 2001.

          JON MICHAEL MORGAN, a portfolio manager of Columbia Advisors, is a manager for the portion of the Fund allocated to the small cap growth stocks category and has co-managed that portion of the Fund since December, 2005. Mr. Morgan has been associated with Columbia Advisors or its predecessors since July, 2000.

          CLIFFORD D. SIVERD, a portfolio manager of Columbia Advisors, is a manager for the portion of the Fund allocated to the small cap growth stocks category and has co-managed that portion of the Fund since December, 2005. Mr. Siverd has been associated with Columbia Advisors or its predecessors since April, 2001. Prior to joining, Mr. Siverd was a vice president of institutional equity sales at Suntrust Robinson-Humphry.

MID CAP GROWTH STOCKS

          WAYNE M. COLLETTE, a vice president of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the mid-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since February, 2006. Mr. Collette has been associated with Columbia Advisors or its predecessors since March, 2001. Prior to March, 2001, Mr. Collette was an associate portfolio manager with Neuberger Berman, LLC from 1999 to 2001.

          GEORGE J. MYERS, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the mid-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since February, 2006. Mr. Myers has been associated with Columbia Advisors or its predecessors since October, 2004. Prior to October, 2004, Mr. Myers was a portfolio manager from 2003 to 2004 and an assistant portfolio manager from 2000 to 2002 with Dresdner RCM Global Investors.



                                                                October 24, 2006